UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2017 (March 29, 2017)

PLURISTEM THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-31392	98-0351734
(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park Building No. 5 Haifa, Israel	31905
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 7108607
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2017, the Board of Directors of the registrant (the “Board”) appointed Yaky Yanay, the registrant’s current Chief Financial Officer, President and Chief Operating Officer, as co-Chief Executive Officer (“Co-CEO”) along with Mr. Zami Aberman, the registrant’s other Co-CEO and Chairman. Mr. Yanay will remain as the registrant’s President. In conjunction with his appointment as Co-CEO,  Mr. Yanay was relieved of his duties as Chief Financial Officer and Chief Operating Officer of the registrant.

In addition, on March 29, 2017, the Board of Directors of the registrant appointed Erez Egozi to serve as the registrant’s Chief Financial Officer and Treasurer.

Prior to his appointment as Chief Financial Officer, Mr. Egozi served as the registrant’s Vice President of Finance from March 2015 until March 2017. Before joining the registrant, from 2007 to February 2015, Mr. Egozi held several senior financial positions at Verint Systems Inc (Nasdaq:VRNT), including as senior director of finance - worldwide finance controller of Verint's Communications and Cyber Intelligence Solutions division. From 2003 to 2007, Mr. Egozi held several financial positions at Intel Corporation (Nasdaq:INTC). From 2000 to 2003, Mr Egozi served as an auditor in the high tech technology sector at Deloitte & Touche. Mr. Egozi holds a bachelor's degree in economics and accounting from Beer-Sheva University, and a M.A. degree in law from Bar-Ilan University, and is a certified public accountant in Israel.

No family relationships exist between Mr. Egozi and any of the registrant's directors or other executive officers. Other than Mr. Egozi’s existing employment agreement with the registrant, there are no arrangements between Mr. Egozi and any other person pursuant to which Mr. Egozi was selected as an officer, nor are there any transactions to which the registrant is or was a participant and in which Mr. Egozi has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2017, the Board of Directors approved Amended and Restated Bylaws of the registrant (the “Amended Bylaws”).  The Amended Bylaws revised the following: (i) Article II, Section 6 of the Amended Bylaws enables the Chief Financial Officer’s ability to call a special meeting of the Board of Directors; (ii)  Article III, Section 1 of the Amended Bylaws enables the requirement that a notice of meeting of the stockholders be signed by the Chief Executive Officer or Chief Financial Officer; and (iii) Article IV, Sections 1, 4, 5, 6, 7, 8, 9 and 10 revised the various executive officer titles and functions, to, among other things, permit more than one person to serve in various officer capacities.

The Amended Bylaws are included with this Current Report on Form 8-K as Exhibit 3.1. The foregoing descriptions of the Amended Bylaws is not complete and is qualified by reference to Exhibit 3.1 which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Bylaws of Pluristem Therapeutics Inc.
3.2	Amended and Restated Bylaws of Pluristem Therapeutics Inc. (marked copy)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

Date: March 29, 2017	By:	/s/ Yaky Yanay
Name: Yaky Yanay
Title: Co-Chief Executive Officer and President